UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

CATALYST BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Littlefield Ave. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

(650) 266–8674

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders of Catalyst Biosciences, Inc. (the “Company”) held on June 9, 2016 (the “Annual Meeting”), the stockholders of the Company approved an amendment and restatement of the Catalyst Biosciences, Inc. 2015 Stock Incentive Plan (the “2015 Plan”), thereby increasing the number of shares available for issuance under the 2015 Plan by 1,000,000 shares and changing certain of the 2015 Plan’s minimum one-year vesting requirements. The amendment and restatement of the 2015 Plan had previously been approved by the Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board, subject to stockholder approval.

The foregoing description of the amendment and restatement of the 2015 Plan is only a summary and is qualified in its entirety by reference by the full text of the 2015 Plan, as amended and restated, which is attached as Appendix A to the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2016, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

The disclosure set forth under Proposal 1 and Proposal 2 in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 9,048,081 shares represented to vote either in person or by proxy, or 79.2% of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors.

Stephen A. Hill, M.D. and Augustine Lawlor were elected as Class I directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Vote
Stephen A. Hill, M.D.	6,766,436	127,992	2,153,653
Augustine Lawlor	6,772,176	122,252	2,153,653

Proposal 2: An amendment and restatement of the 2015 Plan to increase the authorized shares available for issuance under the 2015 Plan by 1,000,000 shares and to make certain changes to the 2015 Plan’s minimum one-year vesting requirements.

The amendment and restatement of the 2015 Plan was approved based upon the following votes:

For	Against	Abstain	Broker Non-Vote
6,465,187	423,958	5,283	2,153,653

Proposal 3: Say on Pay – An advisory vote on the approval of executive compensation.

The Company’s executive compensation was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Vote
6,621,437	186,479	86,512	2,153,653

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year.

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for fiscal year 2016 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Vote
8,936,246	109,612	2,223	0

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1*	Catalyst Biosciences, Inc. (formerly Targacept, Inc.) 2015 Stock Incentive Plan (as Amended and Restated Effective June 9, 2016) (incorporated by reference to Appendix A of the definitive proxy statement for the Annual Meeting filed by the Company on April 29, 2015).

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: June 14, 2016	/s/ Nassim Usman, Ph.D.
Nassim Usman, Ph.D.
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1*	Catalyst Biosciences, Inc. (formerly Targacept, Inc.) 2015 Stock Incentive Plan (as Amended and Restated Effective June 9, 2016) (incorporated by reference to Appendix A of the definitive proxy statement for the Annual Meeting filed by the Company on April 29, 2015).

*	Management contract or compensatory plan or arrangement.